Exhibit 99.1

ORCHID ISLAND CAPITAL ANNOUNCES

MAY 2026 MONTHLY DIVIDEND AND

 APRIL 30, 2026 RMBS PORTFOLIO CHARACTERISTICS

●	May 2026 Monthly Dividend of $0.10 Per Share of Common Stock
●	RMBS Portfolio Characteristics as of April 30, 2026
●	Next Dividend Announcement Expected June 9, 2026

Vero Beach, Fla., May 13, 2026 - Orchid Island Capital, Inc. (the “Company”) (NYSE: ORC) announced today that the Board of Directors of the Company declared a monthly cash dividend for the month of May 2026. The dividend of $0.10 per share will be paid June 29, 2026 to holders of record of the Company’s common stock on May 29, 2026, with an ex-dividend date of May 29, 2026. The Company plans on announcing its next common stock dividend on June 9, 2026.

The Company intends to make regular monthly cash distributions to its holders of common stock. In order to qualify as a real estate investment trust (“REIT”), the Company must distribute annually to its stockholders an amount at least equal to 90% of its REIT taxable income, determined without regard to the deduction for dividends paid and excluding any net capital gain. The Company will be subject to income tax on taxable income that is not distributed and to an excise tax to the extent that a certain percentage of its taxable income is not distributed by specified dates. The Company has not established a minimum distribution payment level and is not assured of its ability to make distributions to stockholders in the future.

As of May 13, 2026 and April 30, 2026, the Company had 200,700,226 shares of common stock outstanding. As of March 31, 2026, the Company had 196,700,226 shares of common stock outstanding.

RMBS Portfolio Characteristics

Details of the RMBS portfolio as of April 30, 2026 are presented below. These figures are preliminary and subject to change. The information contained herein is an intra-quarter update created by the Company based upon information that the Company believes is accurate:

●	RMBS Valuation Characteristics
●	RMBS Assets by Agency
●	Investment Company Act of 1940 (Whole Pool) Test Results
●	Repurchase Agreement Exposure by Counterparty
●	RMBS Risk Measures

About Orchid Island Capital, Inc.

Orchid Island Capital, Inc. is a specialty finance company that invests on a leveraged basis in Agency RMBS. Our investment strategy focuses on, and our portfolio consists of, two categories of Agency RMBS: (i) traditional pass-through Agency RMBS, such as mortgage pass-through certificates and collateralized mortgage obligations issued by Fannie Mae, Freddie Mac or Ginnie Mae, and (ii) structured Agency RMBS. The Company is managed by Bimini Advisors, LLC, a registered investment adviser with the Securities and Exchange Commission.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements include, but are not limited to, statements about the Company’s distributions. These forward-looking statements are based upon Orchid Island Capital, Inc.’s present expectations, but these statements are not guaranteed to occur. Investors should not place undue reliance upon forward-looking statements. For further discussion of the factors that could affect outcomes, please refer to the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025.

RMBS Valuation Characteristics
($ in thousands)
										Realized
									Realized	Feb-26 -
									Apr-26	Apr-26
					Net			Weighted	CPR	CPR
					Weighted			Average	(1-Month)	(3-Month)	Modeled Interest
	Current	Fair	% of	Current	Average			Maturity	(Reported	(Reported	Rate Sensitivity (1)
Type	Face	Value	Portfolio	Price	Coupon	GWAC	Age	(Months)	in May)	in May)	(-50 BPS)	(+50 BPS)
Fixed Rate RMBS
15yr 4.5 TBA	$250,000	$248,076	2.14%	99.23	4.50%	5.41%	8	170	n/a	n/a	$3,518	$(4,113)
15yr Total	250,000	248,076	2.14%	99.23	4.50%	5.41%	8	170	n/a	n/a	3,518	(4,113)
30yr 3.0	320,298	285,121	2.46%	89.02	3.00%	3.52%	60	293	3.9%	6.7%	8,532	(8,672)
30yr 3.5	37,630	34,449	0.30%	91.55	3.50%	4.30%	79	262	1.1%	0.8%	1,012	(1,032)
30yr 4.0	48,820	46,472	0.40%	95.19	4.00%	4.77%	83	272	12.9%	10.6%	1,187	(1,228)
30yr 4.5	442,020	428,330	3.70%	96.90	4.50%	5.46%	28	328	3.5%	7.7%	9,350	(10,333)
30yr 5.0	1,908,999	1,893,235	16.35%	99.17	5.00%	6.00%	13	344	5.2%	5.6%	35,770	(42,269)
30yr 5.5	3,519,332	3,577,448	30.90%	101.65	5.50%	6.46%	13	343	5.9%	8.6%	53,782	(67,626)
30yr 6.0	3,155,624	3,259,141	28.15%	103.28	6.00%	6.92%	16	339	18.5%	21.7%	32,555	(45,492)
30yr 6.5	1,518,506	1,590,370	13.74%	104.73	6.50%	7.39%	20	335	27.3%	26.7%	10,135	(15,677)
30yr 7.0	190,888	202,488	1.75%	106.08	7.00%	7.95%	30	321	42.9%	33.1%	1,303	(1,742)
30yr Total	11,142,117	11,317,054	97.75%	101.57	5.59%	6.53%	18	338	12.7%	14.9%	153,626	(194,071)
Total Pass-Through RMBS	11,392,117	11,565,130	99.89%	101.52	5.57%	6.50%	17	334	12.7%	14.9%	157,144	(198,184)
Structured RMBS
IO 20yr 4.0	4,902	373	0.00%	7.60	4.00%	4.56%	171	63	14.4%	11.7%	1	(1)
IO 30yr 4.0	61,029	11,063	0.10%	18.13	4.00%	4.60%	139	211	5.3%	4.6%	(70)	102
IO 30yr 4.5	2,656	497	0.00%	18.70	4.50%	4.99%	189	157	11.0%	8.7%	(2)	-
IO 30yr 5.0	1,396	274	0.00%	19.63	5.00%	5.37%	190	157	1.8%	4.4%	(2)	1
IO Total	69,983	12,207	0.11%	17.44	4.04%	4.62%	145	197	6.1%	5.2%	(73)	102
IIO 30yr 4.0	14,954	97	0.00%	0.65	0.16%	4.40%	103	245	12.8%	8.6%	69	(44)
Total Structured RMBS	84,937	12,304	0.11%	14.49	3.36%	4.58%	137	206	7.3%	5.8%	(4)	58

Total Mortgage Assets	$11,477,054	$11,577,434	100.00%		5.55%	6.49%	18	333	12.7%	14.8%	$157,140	$(198,126)

		Hedge	Modeled Interest
	Notional	Period	Rate Sensitivity (1)
Hedge	Balance	End	(-50 BPS)	(+50 BPS)
3-Month SOFR Futures	$(390,000)	Dec-26	$(2,113)	$2,113
5-Year Treasury Future(2)	(180,000)	Aug-30	(3,747)	3,662
10-Year Treasury Future(3)	(123,600)	Jan-33	(3,967)	3,909
10-Year Ultra Treasury Future(4)	(60,000)	Nov-35	(2,669)	2,556
ERIS SOFR Swap Futures	(10,000)	Jun-31	(195)	190
Swaps	(7,014,200)	Nov-30	(143,920)	139,285
TBA Short	(155,000)	May-26	(688)	1,310
Hedge Total	$(7,932,800)		$(157,299)	$153,025
Rate Shock Grand Total			$(159)	$(45,101)

(1)

Modeled results from Citigroup Global Markets Inc. Yield Book. Interest rate shocks assume instantaneous parallel shifts and horizon prices are calculated assuming constant SOFR option-adjusted spreads. These results are for illustrative purposes only and actual results may differ materially.

(2)	Five-year Treasury futures contracts were valued at prices of $107.84 at April 30, 2026. The market value of the short position was $194.1 million.
(3)	Ten-year Treasury futures contracts were valued at prices of $110.59 at April 30, 2026. The market value of the short position was $136.7 million.
(4)	Ten-year Ultra Treasury futures contracts were valued at prices of $112.86 at April 30, 2026. The market value of the short position was $67.7 million.

RMBS Assets by Agency
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2026
Fannie Mae	$5,910,702	52.2%
Freddie Mac	5,418,656	47.8%
Total Mortgage Assets	$11,329,358	100.0%

Investment Company Act of 1940 Whole Pool Test
($ in thousands)
		Percentage
	Fair	of
Asset Category	Value	Portfolio
As of April 30, 2026
Non-Whole Pool Assets	$590,190	5.2%
Whole Pool Assets	10,739,167	94.8%
Total Mortgage Assets	$11,329,357	100.0%

Borrowings By Counterparty
($ in thousands)
			Weighted	Weighted
		% of	Average	Average
	Total	Total	Repo	Maturity	Longest
As of April 30, 2026	Borrowings	Debt	Rate	in Days	Maturity
Wells Fargo Securities, LLC	$540,272	4.9%	3.79%	9	5/21/2026
Hidden Road Partners Civ US LLC	500,781	4.6%	3.78%	27	5/28/2026
Marex Capital Markets Inc.	498,421	4.6%	3.78%	80	7/23/2026
ABN AMRO Bank N.V.	497,665	4.6%	3.77%	22	5/26/2026
Citigroup Global Markets Inc	494,590	4.5%	3.78%	13	5/26/2026
StoneX Financial Inc.	488,036	4.5%	3.79%	125	9/23/2026
ASL Capital Markets Inc.	481,407	4.4%	3.79%	61	9/21/2026
South Street Securities, LLC	477,914	4.4%	3.83%	76	11/13/2026
The Bank of Nova Scotia	472,247	4.3%	3.78%	20	5/22/2026
J.P. Morgan Securities LLC	461,915	4.2%	3.78%	26	5/26/2026
RBC Capital Markets, LLC	451,723	4.1%	3.83%	73	7/27/2026
DV Securities, LLC Repo	450,381	4.1%	3.78%	43	8/21/2026
Cantor Fitzgerald & Co	440,165	4.0%	3.77%	22	5/28/2026
Clear Street LLC	437,924	4.0%	3.79%	39	6/22/2026
Daiwa Securities America Inc.	432,054	4.0%	3.79%	36	6/23/2026
Banco Santander SA	426,957	3.9%	3.79%	14	5/19/2026
Bank of Montreal	416,360	3.8%	3.79%	13	5/13/2026
Goldman, Sachs & Co	406,319	3.7%	3.78%	27	5/27/2026
Merrill Lynch, Pierce, Fenner & Smith	379,970	3.5%	3.79%	18	5/26/2026
ING Financial Markets LLC	370,344	3.4%	3.80%	74	7/13/2026
Mirae Asset Securities (USA) Inc.	328,612	3.0%	3.79%	29	6/17/2026
Brean Capital, LLC	283,485	2.6%	3.79%	19	5/26/2026
Mitsubishi UFJ Securities (USA), Inc.	244,377	2.2%	3.79%	22	5/22/2026
MUFG Securities Canada, Ltd.	227,431	2.1%	3.78%	4	5/4/2026
Nomura Securities International, Inc.	222,189	2.0%	3.79%	41	6/15/2026
Mizuho Securities USA LLC	194,681	1.8%	3.79%	21	5/22/2026
TD Securities (USA) LLC	172,885	1.6%	3.80%	43	6/12/2026
Natixis, New York Branch	96,572	0.9%	3.78%	27	5/27/2026
Lucid Prime Fund, LLC	31,400	0.3%	3.78%	14	5/14/2026
Total Borrowings	$10,927,077	100.0%	3.79%	38	11/13/2026

Contact:

Orchid Island Capital, Inc.

Robert E. Cauley

3305 Flamingo Drive, Vero Beach, Florida 32963

Telephone: (772) 231-1400